UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2021

Date of reporting period:	November 1, 2020 — April 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Short Duration Bond Fund

Semiannual report
4 | 30 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PARTX

Putnam
Short Duration Bond
Fund

Semiannual report
4 | 30 | 21

Message from the Trustees

June 10, 2021

Dear Fellow Shareholder:

With summer at hand, it’s worth asking whether the economy has returned to normal. More than half of the 50 states have lifted pandemic-related restrictions. First-quarter growth in U.S. gross domestic product was 6%, reflecting a return nearly to pre-pandemic levels of economic output. The global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. The pandemic is not in the past, and many of the changes precipitated by it could last. During this time, dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

Putnam’s active philosophy is well suited to this time. Putnam’s investment teams are analyzing companies, industries, consumers, and even governments. They try to understand the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights or potential risks.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Returns for periods less than one year are cumulative.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The ICE BofA U.S. Treasury Bill-ICE BofA 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofA U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofA 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/21. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

2 Short Duration Bond Fund

Emily, what was the fund’s investment environment like during the reporting period?

As 2020 came to a close, news of multiple Covid-19 vaccines fueled hopes of returning to more normalcy in the economy, markets, and society. In the early months of the new year, widespread vaccine distribution bolstered investor optimism about the strength of the economic recovery in 2021. A $1.9 trillion aid package signed into law by President Biden in early March provided a further boost to market sentiment. Reflecting the country’s emergence from the Covid-induced recession, the Commerce Department announced in April that U.S. gross domestic product [GDP] grew at a 6.4% seasonally adjusted annual rate in the first quarter of 2021. Corporate earnings growth for 2021’s first quarter topped consensus forecasts by a sizable margin.

Rising prices for stocks and commodities helped lift the overall market mood. Investment-grade [IG] and high-yield corporate credit outperformed the broad IG fixed-income market, with yield spreads tightening across the quality spectrum. [Spreads are the yield advantage credit-sensitive bonds offer over

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Short Duration Bond Fund

comparable-maturity U.S. Treasuries. Bond prices rise as spreads tighten and fall as spreads widen.] However, concerns about the potential inflationary impact of additional stimulus on top of an already-recovering economy led to an exodus from government bonds. This drove longer-term interest rates higher and placed a degree of pressure on longer-dated IG credit despite spread tightening.

The fund outpaced its benchmarks and the average return of its Lipper peer group for the period. Which holdings and strategies aided relative performance?

Our mortgage-credit holdings added the most value versus the benchmarks. The commercial mortgage sector continued to heal following the dramatic downturn that occurred during the first quarter of 2020. Investor concerns that the Covid-19 pandemic might permanently impair cash flows in certain segments of the commercial mortgage-backed securities [CMBS] market waned as U.S. vaccine distribution increased. As a result, the fund’s holdings of CMBS cash bonds contributed on a relative basis.

In the residential mortgage market, our positions in agency credit-risk transfer securities [CRT] also provided a meaningful boost to the fund’s relative performance. CRTs benefited from stabilization in the residential mortgage market amid falling delinquencies and fewer people participating in the government’s mortgage forbearance program. Strength in the housing market fueled by robust demand and limited supply provided a further tailwind for the sector.

Strategies targeting prepayment risk were a further contributor. Rising interest rates dampened mortgage refinancing activity, thereby slowing prepayment speeds on the securities underlying our strategy. By way of explanation, investors in mortgage-backed securities [MBS] collect interest payments made on the underlying home loans. If homeowners repay their loans earlier than expected — which often occurs during periods of declining interest rates — MBS investors face the risk of having lower future interest payments from the underlying pool of home loans. This risk diminishes when interest rates rise.

What about relative detractors?

A lower-than-benchmark allocation to short-term IG corporate bonds modestly hampered relative performance as spreads tightened and bond prices rose in this market sector.

Also, not owning emerging-market [EM] debt detracted versus the benchmarks. Investor optimism about the prospects for a global recovery as vaccine distribution began fueled a rally in EM bonds. However, holding EM debt is typically not part of our portfolio strategy due to the historical volatility of the sector.

How did you use derivatives during the period?

We used interest-rate swaps and Treasury bond futures to hedge the fund’s duration and yield-curve positioning.

What is your near-term outlook?

Overall, we believe the environment is supportive for shorter-term, investment-grade debt. As the U.S. economy reopens amid widespread distribution of Covid-19 vaccines, we believe GDP growth will be robust, particularly in the second and third quarters of 2021, fueled by pent-up consumer demand. We’re also anticipating further strength in corporate earnings growth. Of course, much of this anticipated good news may already be reflected in asset prices, so further gains could be limited.

In light of expectations for sturdier growth, we believe U.S. Treasury yields could rise further this year. That said, we think the trend toward higher rates will be gradual as bond investors

Short Duration Bond Fund 5

adjust their outlooks, leading to periods of market volatility.

Near-term inflation expectations are significantly higher than they were prior to the pandemic. While it is possible that higher-than-expected inflation could unnerve policymakers and investors, we think the U.S. Federal Reserve [Fed] will view any near-term uptick in domestic inflation as transitory. We believe the Fed will maintain its accommodative policy as it seeks broader and more inclusive employment gains.

What are your current views on the various sectors in which the fund invests?

Looking first at IG corporate bonds, we have a constructive intermediate-term view of corporate fundamentals and the market’s supply-and-demand backdrop. However, as of period-end, IG corporate spreads had tightened considerably, making valuations in this sector less attractive. We continue to look for what we consider to be appealing relative-value investment opportunities that, in our view, have improving credit trajectories. On a sector basis, financials comprise our largest allocation.

Within the CMBS market, while a degree of negative sentiment toward certain property types continues, the proliferation of Covid-19 vaccines has sparked optimism. Social-distancing measures could be meaningfully eased by the middle of 2021. While some parts of the market will likely continue to struggle, there are higher-quality CMBS backed by what we consider to be strong underlying collateral that, in our view, represent attractive investment opportunities.

Within residential mortgage credit, against the backdrop of robust home sales and a rebound in mortgage originations, we continue to find value across numerous market segments. As of April 30, we were seeking investment opportunities among securities that are more senior in the issuer’s capital structure, which provide greater protection in the event of default. Additionally, we continued to favor securities that are backed by what we consider to be

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Short Duration Bond Fund

higher-quality collateral in more-favorable geographic regions.

In prepayment-sensitive areas of the market, we don’t expect prepayment speeds to slow substantially in the near future. That said, there is now more comfort that speeds have leveled off, giving investors greater confidence in their ability to forecast future speeds. In our view, this should result in increased market demand.

Thanks for your time and for bringing us up to date, Emily.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Short Duration Bond Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	1.91%	18.33%	1.70%	16.83%	3.16%	9.70%	3.13%	4.62%	1.40%
After sales charge	1.72	15.67	1.47	14.20	2.69	7.23	2.35	2.27	–0.88
Class B (12/23/08)
Before CDSC	1.73	16.44	1.53	15.62	2.95	9.01	2.92	4.42	1.20
After CDSC	1.73	16.44	1.53	15.62	2.95	9.01	2.92	3.42	0.20
Class C (12/23/08)
Before CDSC	1.41	11.57	1.10	12.57	2.40	7.22	2.35	3.85	1.02
After CDSC	1.41	11.57	1.10	12.57	2.40	7.22	2.35	2.85	0.02
Class R (12/23/08)
Net asset value	1.65	15.33	1.44	15.32	2.89	8.85	2.87	4.35	1.27
Class R6 (7/2/12)
Net asset value	2.17	21.44	1.96	18.38	3.43	10.48	3.38	4.87	1.52
Class Y (12/23/08)
Net asset value	2.16	21.31	1.95	18.31	3.42	10.50	3.39	4.88	1.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Short Duration Bond Fund

Comparative index returns For periods ended 4/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA 1-3 Year U.S.
Corporate Index	3.69%	27.35%	2.45%	14.83%	2.80%	12.17%	3.90%	3.71%	0.78%
ICE BofA U.S.
Treasury Bill-ICE
BofA 1-3 Year U.S.	1.13	14.25	1.34	13.62	2.59	11.92	3.83	3.71	0.78
Corporate Linked
Benchmark*
Lipper Short
Investment Grade
Debt Funds category	2.83	19.84	1.81	12.52	2.38	9.72	3.14	4.83	1.28
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The ICE BofA U.S. Treasury Bill-ICE BofA 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofA U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofA 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/21, there were 380, 375, 331, 293, 193, and 163 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/21

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	6		6	6	6	6	6
Income	$0.082450		$0.072111	$0.043895	$0.069986	$0.095438	$0.095438
Capital gains	—		—	—	—	—	—
Total	$0.082450		$0.072111	$0.043895	$0.069986	$0.095438	$0.095438
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
10/31/20	$10.21	$10.45	$10.20	$10.18	$10.26	$10.25	$10.23
4/30/21	10.27	10.51	10.25	10.24	10.32	10.31	10.28
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	1.52%	1.48%	1.33%	0.81%	1.28%	1.75%	1.76%
Current 30-day
SEC yield[2]	N/A	1.05	0.88	0.34	0.83	1.33	1.33

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short Duration Bond Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	1.89%	18.40%	1.70%	17.52%	3.28%	9.56%	3.09%	6.38%	1.19%
After sales charge	1.70	15.73	1.47	14.87	2.81	7.09	2.31	3.99	–1.09
Class B (12/23/08)
Before CDSC	1.71	16.53	1.54	16.32	3.07	8.99	2.91	6.18	1.09
After CDSC	1.71	16.53	1.54	16.32	3.07	8.99	2.91	5.18	0.09
Class C (12/23/08)
Before CDSC	1.40	11.61	1.10	13.19	2.51	7.15	2.33	5.61	0.81
After CDSC	1.40	11.61	1.10	13.19	2.51	7.15	2.33	4.61	–0.19
Class R (12/23/08)
Net asset value	1.63	15.43	1.44	15.90	2.99	8.73	2.83	6.09	1.06
Class R6 (7/2/12)
Net asset value	2.16	21.60	1.98	19.05	3.55	10.53	3.39	6.73	1.41
Class Y (12/23/08)
Net asset value	2.15	21.47	1.96	18.98	3.54	10.45	3.37	6.64	1.31

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/20	0.63%	0.83%	1.38%	0.88%	0.38%	0.38%
Annualized expense ratio for the
six-month period ended 4/30/21	0.62%	0.82%	1.37%	0.87%	0.37%	0.37%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

10 Short Duration Bond Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/20 to 4/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.10	$4.09	$6.83	$4.34	$1.85	$1.85
Ending value (after expenses)	$1,014.00	$1,012.00	$1,010.20	$1,012.70	$1,015.20	$1,014.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/21, use the following calculation method. To find the value of your investment on 11/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.11	$4.11	$6.85	$4.36	$1.86	$1.86
Ending value (after expenses)	$1,021.72	$1,020.73	$1,018.00	$1,020.48	$1,022.96	$1,022.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Duration Bond Fund 11

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The effects of inflation may erode the value of your investment over time. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. The fund’s exposure to mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate parties. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Short Duration Bond Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash

Short Duration Bond Fund 13

flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) 1-3 Year U.S. Corporate Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

ICE BofA U.S. Treasury Bill–ICE BofA 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofA U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofA 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Short Duration Bond Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2021, Putnam employees had approximately $580,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Short Duration Bond Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Short Duration Bond Fund

The fund’s portfolio 4/30/21 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (49.7%)*	amount	Value
Banking (11.2%)
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. FRN (BBA LIBOR USD 3 Month + 1.00%), 1.181%, 1/25/22
(United Kingdom)	$2,060,000	$2,073,767
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.05%, 11/21/22	5,000,000	5,139,761
Bank of America Corp. sr. unsec. unsub. FRN 3.55%, 3/5/24	2,430,000	2,559,663
Bank of America Corp. sr. unsec. unsub. FRN 2.881%, 4/24/23	2,060,000	2,109,131
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.65%), 0.851%, 6/25/22	1,375,000	1,376,205
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.45%, 3/3/26	14,931,000	16,906,324
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.20%, 8/26/24	15,165,000	16,727,860
Bank of New York Mellon Corp. (The) sr. unsec. notes Ser. MTN,
1.95%, 8/23/22	2,250,000	2,300,078
Bank of New York Mellon Corp. (The) sr. unsec. notes Ser. MTN,
1.85%, 1/27/23	7,500,000	7,706,525
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes
0.65%, 2/27/24 (France)	7,500,000	7,501,125
BNP Paribas SA 144A sr. unsec. notes 2.95%, 5/23/22 (France)	680,000	698,538
BPCE SA 144A sr. unsec. notes 1.00%, 1/20/26 (France)	15,798,000	15,471,266
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	1,000,000	1,047,500
Citigroup, Inc. sr. unsec. FRN 4.044%, 6/1/24	9,480,000	10,154,252
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month
+ 0.96%), 1.136%, 4/25/22	1,370,000	1,380,350
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	500,000	514,727
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	10,945,000	12,498,956
Citigroup, Inc. unsec. sub. notes 3.50%, 5/15/23	6,250,000	6,620,162
Citizens Financial Group, Inc. 144A unsec. sub. notes
4.15%, 9/28/22	960,000	1,002,386
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	3,450,000	3,529,025
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	6,585,000	6,768,398
Fifth Third Bancorp sr. unsec. notes 1.625%, 5/5/23	3,000,000	3,067,951
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	5,000,000	5,230,248
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.023%, 12/5/24	4,627,000	5,009,629
JPMorgan Chase & Co. sr. unsec. unsub. notes 3.797%, 7/23/24	8,355,000	8,930,315
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	18,030,000	19,714,673
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	9,250,000	9,778,701
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	620,000	624,397
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	2,430,000	2,473,449
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	2,635,000	2,661,899
PNC Bank NA sr. unsec. unsub. notes 3.30%, 10/30/24	6,635,000	7,239,404
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 3.70%,
10/5/23 (Canada)	1,510,000	1,629,084
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	5,745,000	5,890,705
Truist Bank sr. unsec. FRN Ser. BKNT, 3.689%, 8/2/24	2,350,000	2,512,155
Truist Bank sr. unsec. notes Ser. BKNT, 2.15%, 12/6/24	3,000,000	3,145,955

Short Duration Bond Fund 17

	Principal
CORPORATE BONDS AND NOTES (49.7%)* cont.	amount	Value
Banking cont.
Truist Bank sr. unsec. notes Ser. BKNT, 1.50%, 3/10/25	$6,000,000	$6,122,400
Truist Bank sr. unsec. unsub. notes Ser. BNKT, 3.20%, 4/1/24	6,655,000	7,145,843
Truist Financial Corp. sr. unsec. unsub. notes 4.00%, 5/1/25	1,128,000	1,253,768
U.S. Bancorp sr. unsec. notes 1.45%, 5/12/25	9,420,000	9,618,297
U.S. Bancorp unsec. sub. notes Ser. MTN, 3.60%, 9/11/24	3,800,000	4,168,360
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN,
2.95%, 7/15/22	1,315,000	1,354,113
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22
(United Kingdom)	4,835,000	4,897,773
Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN, 3.75%, 1/24/24	9,230,000	9,985,425
Wells Fargo Bank NA sr. unsec. FRN Ser. BKNT, 2.082%, 9/9/22	3,000,000	3,018,700
		249,559,243
Basic materials (2.5%)
Air Products & Chemicals, Inc. sr. unsec. notes 1.50%, 10/15/25	2,600,000	2,655,256
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	893,000	959,639
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	930,000	983,406
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	1,715,000	1,793,719
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	3,204,000	3,630,992
Georgia-Pacific, LLC 144A sr. unsec. notes 1.75%, 9/30/25	5,000,000	5,108,766
Georgia-Pacific, LLC 144A sr. unsec. notes 0.95%, 5/15/26	10,346,000	10,103,518
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
1.625%, 4/27/26	2,500,000	2,483,293
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
1.625%, 9/1/25	8,686,000	8,718,268
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	894,000	987,050
Graphic Packaging International, LLC 144A company guaranty sr.
notes 1.512%, 4/15/26	7,461,000	7,428,867
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	465,000	490,308
International Flavors & Fragrances, Inc. sr. unsec. unsub. notes
3.20%, 5/1/23	3,450,000	3,604,672
Nutrien, Ltd. sr. unsec. notes 1.90%, 5/13/23 (Canada)	765,000	785,055
Nutrition & Biosciences, Inc. 144A company guaranty sr. unsec.
unsub. notes 1.23%, 10/1/25	4,600,000	4,566,634
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	422,000	431,115
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	550,000	611,188
		55,341,746
Capital goods (2.5%)
Berry Global, Inc. 144A company guaranty sr. notes 0.95%, 2/15/24	8,000,000	7,979,680
Berry Global, Inc. 144A company guaranty sr. unsub. notes
1.57%, 1/15/26	93,000	92,170
Boeing Co. (The) sr. unsec. notes 4.508%, 5/1/23	4,500,000	4,808,388
Honeywell International, Inc. sr. unsec. unsub. notes 2.15%, 8/8/22	5,000,000	5,114,373
Northrop Grumman Corp. sr. unsec. notes 2.93%, 1/15/25	6,150,000	6,580,383

18 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (49.7%)* cont.	amount	Value
Capital goods cont.
Otis Worldwide Corp. sr. unsec. notes 2.056%, 4/5/25	$6,500,000	$6,754,882
Raytheon Technologies Corp. sr. unsec. notes 2.50%, 12/15/22
(acquired 6/8/20, cost $3,002,322) ∆∆	2,910,000	2,994,035
Republic Services, Inc. sr. unsec. notes 2.50%, 8/15/24	3,000,000	3,166,743
Republic Services, Inc. sr. unsec. notes 0.875%, 11/15/25	6,000,000	5,933,554
Waste Management, Inc. company guaranty sr. unsec. notes
0.75%, 11/15/25	7,700,000	7,604,421
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 2.90%, 9/15/22	3,585,000	3,690,088
		54,718,717
Communication services (5.3%)
American Tower Corp. sr. unsec. notes 1.60%, 4/15/26	13,209,000	13,268,578
AT&T, Inc. sr. unsec. unsub. notes 4.125%, 2/17/26	19,760,000	22,238,029
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 4.50%, 2/1/24	5,500,000	6,010,893
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	2,213,000	2,515,775
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 1.826%, 2/1/24	1,615,000	1,658,230
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.70%, 4/15/24	11,942,000	13,018,869
Cox Communications, Inc. 144A sr. unsec. notes 3.15%, 8/15/24	7,250,000	7,761,880
Crown Castle International Corp. sr. unsec. notes 3.20%, 9/1/24 R	6,840,000	7,336,082
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	718,000	762,693
Equinix, Inc. sr. unsec. sub. notes 2.625%, 11/18/24 R	2,300,000	2,423,609
Equinix, Inc. sr. unsec. sub. notes 1.00%, 9/15/25 R	6,000,000	5,915,288
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	202,500	203,766
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	575,000	584,890
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.50%, 4/15/25	8,000,000	8,675,040
Verizon Communications, Inc. sr. unsec. notes 1.45%, 3/20/26	7,700,000	7,735,010
Verizon Communications, Inc. sr. unsec. unsub. notes
3.50%, 11/1/24	5,240,000	5,692,287
Verizon Communications, Inc. sr. unsec. unsub. notes
0.85%, 11/20/25	12,000,000	11,835,173
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	495,000	514,800
		118,150,892
Conglomerates (0.7%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 0.65%, 3/11/24 (Netherlands)	15,000,000	15,032,529
		15,032,529

Short Duration Bond Fund 19

	Principal
CORPORATE BONDS AND NOTES (49.7%)* cont.	amount	Value
Consumer cyclicals (3.2%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 2.70%, 7/26/22 (Canada)	$2,300,000	$2,361,140
Amazon.com, Inc. sr. unsec. notes 2.80%, 8/22/24	4,650,000	4,984,346
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,370,000	1,412,109
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (BBA
LIBOR USD 3 Month + 0.50%), 0.698%, 8/13/21	89,000	89,123
General Motors Financial Co., Inc. sr. unsec. notes 1.70%, 8/18/23	8,050,000	8,215,603
General Motors Financial Co., Inc. sr. unsec. sub. notes
2.75%, 6/20/25	4,070,000	4,281,633
General Motors Financial Co., Inc. sr. unsec. sub. notes
1.05%, 3/8/24	6,327,000	6,338,726
Global Payments, Inc. sr. unsec. notes 1.20%, 3/1/26	5,280,000	5,220,670
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	3,500,000	3,736,851
IHS Markit, Ltd. sr. unsec. notes 3.625%, 5/1/24 (United Kingdom)	900,000	968,490
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 5.00%,
11/1/22 (United Kingdom)	1,845,000	1,941,566
Interpublic Group of Cos., Inc. (The) sr. unsec. notes 4.20%, 4/15/24	2,354,000	2,580,313
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. notes
3.75%, 10/1/21	735,000	745,388
Lennar Corp. company guaranty sr. unsec. notes 4.50%, 4/30/24	9,870,000	10,792,845
Moody’s Corp. sr. unsec. notes 4.875%, 2/15/24	2,345,000	2,590,264
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	5,960,000	6,601,788
VF Corp. sr. unsec. notes 2.40%, 4/23/25	1,340,000	1,405,597
VF Corp. sr. unsec. notes 2.05%, 4/23/22	2,185,000	2,220,322
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/25	1,000,000	1,076,347
ViacomCBS, Inc. sr. unsec. notes 4.75%, 5/15/25	3,500,000	3,965,603
		71,528,724
Consumer finance (0.7%)
Air Lease Corp. sr. unsec. sub. notes 3.50%, 1/15/22	1,375,000	1,403,783
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	5,539,000	6,058,860
Aviation Capital Group, LLC 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.95%), 1.141%, 6/1/21	820,000	820,013
Aviation Capital Group, LLC 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.67%), 0.856%, 7/30/21	660,000	659,471
Capital One Financial Corp. sr. unsec. unsub. notes 3.50%, 6/15/23	6,500,000	6,909,869
		15,851,996
Consumer staples (1.0%)
Ashtead Capital, Inc. 144A notes 5.25%, 8/1/26	620,000	649,450
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.30%, 10/15/22	5,000,000	5,199,801
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	6,870,000	7,725,306
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
3.40%, 11/15/25	3,456,000	3,772,418
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	695,000	721,063
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	4,369,000	4,472,446
		22,540,484

20 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (49.7%)* cont.	amount	Value
Energy (1.0%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	$540,000	$621,736
Chevron USA, Inc. company guaranty sr. unsec. unsub. notes
0.687%, 8/12/25	11,491,000	11,355,005
Sabine Pass Liquefaction, LLC sr. notes 6.25%, 3/15/22	3,000,000	3,102,982
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	2,000,000	2,257,496
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.434%, 1/10/25 (France)	5,000,000	5,268,710
		22,605,929
Financial (2.1%)
Bank of Nova Scotia (The) sr. unsec. notes 1.30%, 6/11/25 (Canada)	8,750,000	8,836,025
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	5,620,000	5,767,953
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	560,000	608,300
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	3,865,000	4,367,450
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr.
unsec. unsub. notes 4.55%, 4/17/26 (Switzerland)	8,750,000	9,849,118
Intercontinental Exchange, Inc. sr. unsec. notes 0.70%, 6/15/23	7,300,000	7,338,975
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	8,765,000	9,039,748
		45,807,569
Health care (5.4%)
AbbVie, Inc. sr. unsec. sub. notes 2.60%, 11/21/24 (acquired various
dates 11/12/19-12/19/19, cost $12,880,355) ∆∆	12,885,000	13,641,757
AbbVie, Inc. sr. unsec. unsub. notes 3.20%, 5/14/26	9,905,000	10,731,537
Becton Dickinson and Co. sr. unsec. notes 2.894%, 6/6/22	1,279,000	1,311,678
Becton Dickinson and Co. sr. unsec. unsub. notes 3.734%, 12/15/24	2,129,000	2,330,363
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	5,612,000	6,012,834
Bristol-Myers Squibb Co. sr. unsec. sub. notes 0.75%, 11/13/25	5,000,000	4,955,467
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	431,000	460,171
Cigna Corp. sr. unsec. notes 1.25%, 3/15/26	10,000,000	9,979,561
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	400,000	423,330
CVS Health Corp. sr. unsec. unsub. notes 2.875%, 6/1/26	17,000,000	18,125,562
DH Europe Finance II Sarl company guaranty sr. unsec. notes
2.20%, 11/15/24 (Luxembourg)	5,200,000	5,433,490
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.272%, 8/28/23	1,300,000	1,394,250
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 4.912%, 8/27/21	1,650,000	1,665,296
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	273,000	291,553
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	1,704,000	1,820,279
Mylan NV company guaranty sr. unsec. notes 3.95%, 6/15/26	5,280,000	5,829,621
Novartis Capital Corp. company guaranty sr. unsec. notes
1.75%, 2/14/25	9,975,000	10,298,575
UnitedHealth Group, Inc. company guaranty sr. unsec. unsub.
notes 1.25%, 1/15/26	4,955,000	4,996,657
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.375%, 8/15/24	2,000,000	2,115,248
Viatris, Inc. 144A company guaranty unsec. notes 1.65%, 6/22/25	14,480,000	14,620,334
Zoetis, Inc. sr. unsec. notes 3.25%, 2/1/23	2,500,000	2,604,633
Zoetis, Inc. sr. unsec. notes 3.25%, 8/20/21	1,030,000	1,038,844
		120,081,040

Short Duration Bond Fund 21

	Principal
CORPORATE BONDS AND NOTES (49.7%)* cont.	amount	Value
Insurance (1.1%)
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	$2,157,000	$2,372,758
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.875%, 3/15/24	2,000,000	2,178,942
Marsh & McLennan Cos., Inc. sr. unsec. unsub. notes 2.75%, 1/30/22	1,000,000	1,016,264
MassMutual Global Funding II 144A sr. notes 2.50%, 10/17/22	2,000,000	2,064,199
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	3,135,000	3,217,686
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	1,085,000	1,133,064
New York Life Global Funding 144A notes 2.30%, 6/10/22	4,000,000	4,088,937
New York Life Global Funding 144A notes 1.70%, 9/14/21	4,355,000	4,378,311
Pricoa Global Funding I 144A notes 2.40%, 9/23/24	5,000,000	5,278,033
		25,728,194
Investment banking/Brokerage (3.5%)
Deutsche Bank AG sr. unsec. unsub. FRN 2.129%,
11/24/26 (Germany)	8,270,000	8,373,269
Deutsche Bank AG sr. unsec. unsub. notes 1.686%,
3/19/26 (Germany)	6,750,000	6,772,571
Goldman Sachs Group, Inc. (The) sr. unsec. notes 3.50%, 4/1/25	3,125,000	3,397,440
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
2.876%, 10/31/22	2,000,000	2,023,097
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
1.431%, 3/9/27	4,000,000	3,982,563
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
4.00%, 3/3/24	4,847,000	5,295,481
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.625%, 2/20/24	14,535,000	15,677,054
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.875%, 1/27/26	10,900,000	12,145,688
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.75%, 2/25/23	2,095,000	2,220,613
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.70%, 10/23/24	7,195,000	7,868,791
Morgan Stanley unsec. sub. notes 4.875%, 11/1/22	4,185,000	4,455,095
Morgan Stanley unsec. unsub. notes 3.95%, 4/23/27	5,000,000	5,571,617
		77,783,279
Real estate (0.5%)
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	9,375,000	10,675,654
		10,675,654
Technology (4.4%)
Alphabet, Inc. sr. unsec. notes 3.375%, 2/25/24	4,302,000	4,667,541
Alphabet, Inc. sr. unsec. notes 0.45%, 8/15/25	3,600,000	3,569,361
Analog Devices, Inc. sr. unsec. notes 2.95%, 4/1/25	1,500,000	1,601,716
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	6,000,000	6,395,792
Apple, Inc. sr. unsec. notes 2.10%, 9/12/22	670,000	686,362
Apple, Inc. sr. unsec. notes 1.125%, 5/11/25	9,055,000	9,160,067
Apple, Inc. sr. unsec. notes 0.55%, 8/20/25	4,843,000	4,788,812
Apple, Inc. sr. unsec. unsub. notes 3.20%, 5/13/25	2,500,000	2,734,783
Apple, Inc. sr. unsec. unsub. notes 2.40%, 5/3/23	2,200,000	2,292,638
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	5,295,000	5,798,368
Broadcom, Inc. company guaranty sr. unsec. notes 4.70%, 4/15/25	6,500,000	7,329,475
Cisco Systems, Inc./California sr. unsec. unsub. notes
2.60%, 2/28/23	4,585,000	4,780,551

22 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (49.7%)* cont.	amount	Value
Technology cont.
Dell International, LLC/EMC Corp. 144A company guaranty sr.
notes 4.00%, 7/15/24	$1,500,000	$1,633,140
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	3,528,000	3,848,814
Fiserv, Inc. sr. unsec. notes 3.85%, 6/1/25	4,560,000	5,023,359
Fiserv, Inc. sr. unsec. notes 2.75%, 7/1/24	3,885,000	4,122,306
Fiserv, Inc. sr. unsec. sub. notes 3.80%, 10/1/23	1,625,000	1,746,346
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	6,055,000	6,493,074
Microchip Technology, Inc. 144A company guaranty sr. notes
2.67%, 9/1/23	1,600,000	1,668,513
Microsoft Corp. sr. unsec. unsub. notes 2.375%, 2/12/22	3,240,000	3,289,719
Oracle Corp. sr. unsec. notes 2.50%, 4/1/25	6,500,000	6,861,934
Salesforce.com, Inc. sr. unsec. unsub. notes 3.25%, 4/11/23	8,430,000	8,890,792
		97,383,463
Transportation (0.5%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.95%, 3/10/25	1,541,000	1,686,224
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.45%, 7/1/24	2,300,000	2,476,563
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 2.70%, 11/1/24	5,000,000	5,277,618
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 1.20%, 11/15/25	1,385,000	1,370,539
		10,810,944
Utilities and power (4.1%)
AES Corp. (The) 144A sr. unsec. notes 1.375%, 1/15/26	6,000,000	5,898,588
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. I,
3.65%, 12/1/21	1,585,000	1,615,737
American Electric Power Co., Inc. sr. unsec. unsub. notes
1.00%, 11/1/25	4,000,000	3,950,325
American Transmission Systems, Inc. 144A sr. unsec. notes
5.25%, 1/15/22	3,705,000	3,819,827
Duke Energy Carolinas, LLC sr. notes 3.35%, 5/15/22	2,615,000	2,696,866
Duke Energy Ohio, Inc. sr. notes 3.80%, 9/1/23	478,000	511,179
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	391,000	434,992
Energy Transfer Operating LP company guaranty sr. unsec. notes
4.50%, 4/15/24	3,970,000	4,359,619
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	174,000	182,566
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	2,435,000	2,489,788
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 3.35%, 3/15/23	4,660,000	4,875,796
Eversource Energy sr. unsec. unsub. notes Ser. H, 3.15%, 1/15/25	5,978,000	6,400,051
Eversource Energy sr. unsec. unsub. notes Ser. Q, 0.80%, 8/15/25	1,000,000	983,661
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 4.30%, 5/1/24	6,450,000	7,039,173
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	2,150,000	2,243,013

Short Duration Bond Fund 23

	Principal
CORPORATE BONDS AND NOTES (49.7%)* cont.	amount	Value
Utilities and power cont.
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec.
unsub. notes 2.75%, 5/1/25	$2,000,000	$2,132,388
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec.
unsub. notes 0.65%, 3/1/23	6,550,000	6,570,148
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,855,000	3,057,751
NRG Energy, Inc. 144A sr. notes 2.00%, 12/2/25	2,000,000	2,009,810
Pacific Gas and Electric Co. notes 1.75%, 6/16/22	4,320,000	4,323,767
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	10,935,000	10,938,533
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.95%, 3/15/24	1,590,000	1,717,218
Southern Co. (The) sr. unsec. unsub. notes 3.25%, 7/1/26	4,950,000	5,342,776
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	7,250,000	7,528,317
		91,121,889
Total corporate bonds and notes (cost $1,083,775,799)		$1,104,722,292

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)*	amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR)
+ 24.42%), 24.00%, 5/15/35	$10,566	$17,435
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	19,352	22,181
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	7,901	8,572
REMICs Ser. 3609, Class LK, 2.00%, 12/15/24	26	26
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO,
0.435%, 11/15/28 W	37,567	518
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO,
0.283%, 10/25/43 W	165,712	1,657
Structured Pass-Through Certificates Ser. 48, Class A2, IO,
0.212%, 7/25/33 W	263,095	1,973
Federal National Mortgage Association
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.932%, 8/25/35	52,426	71,234
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
12.688%, 5/25/40	71,734	87,516
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	7,448	8,062
REMICs Ser. 03-43, Class YA, 4.00%, 3/25/33	14,786	14,843
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	29,388	30,046
REMICs Trust Ser. 98-W2, Class X, IO, 2.156%, 6/25/28 W	249,933	8,123
REMICs Trust Ser. 98-W5, Class X, IO, 0.963%, 7/25/28 W	75,326	2,169
Government National Mortgage Association
Ser. 09-32, Class AB, 4.00%, 5/16/39	9,317	10,092
Ser. 10-151, Class KO, PO, zero %, 6/16/37	66,682	60,051
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO,
0.431%, 9/19/27 W	24,805	94
		344,592

24 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)* cont.	amount	Value
Commercial mortgage-backed securities (14.9%)
ACRE Commercial Mortgage, Ltd. 144A FRB Ser. 21-FL4, Class A,
0.945%, 12/18/37 (Cayman Islands)	$3,556,000	$3,558,205
AREIT Trust 144A FRB Ser. 19-CRE3, Class A, 1.136%, 9/14/36	5,539,000	5,535,543
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.622%, 1/15/49 W	19,899	—
BANK
FRB Ser. 17-BNK9, Class XA, IO, 0.939%, 11/15/54 W	65,972,441	2,801,685
FRB Ser. 17-BNK8, Class XA, IO, 0.868%, 11/15/50 W	31,061,418	1,220,061
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.17%, 5/15/38
(Cayman Islands)	5,516,000	5,519,414
CD Commercial Mortgage Trust
FRB Ser. 16-CD1, Class XA, IO, 1.528%, 8/10/49 W	8,581,339	504,445
FRB Ser. 17-CD6, Class XA, IO, 1.063%, 11/13/50 W	19,652,550	769,116
FRB Ser. 16-CD2, Class XA, IO, 0.779%, 11/10/49 W	85,735,385	2,250,554
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO,
1.801%, 5/10/58 W	31,336,891	2,069,770
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.935%, 12/15/47 W	275,000	281,188
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class GC19, 5.262%, 3/10/47 W	1,191,000	1,276,775
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	899,000	970,174
Ser. 13-GC11, Class B, 3.732%, 4/10/46 W	5,085,000	5,312,202
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.719%, 12/10/44 W	686,000	643,196
FRB Ser. 13-CR13, Class C, 5.046%, 11/10/46 W	3,563,000	3,883,670
FRB Ser. 14-CR17, Class C, 4.944%, 5/10/47 W	577,000	615,291
Ser. 14-CR16, Class B, 4.582%, 4/10/47	2,410,000	2,593,567
Ser. 12-CR2, Class B, 4.393%, 8/15/45	1,693,000	1,703,903
Ser. 14-UBS6, Class AM, 4.048%, 12/10/47	3,301,000	3,588,404
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,492,017	1,521,519
Ser. 13-LC6, Class B, 3.739%, 1/10/46	2,720,000	2,820,107
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	965,000	999,687
Ser. 12-CR3, Class A3, 2.822%, 10/15/45	2,661,417	2,714,646
FRB Ser. 13-LC13, Class XA, IO, 1.286%, 8/10/46 W	3,532,245	70,198
FRB Ser. 14-LC15, Class XA, IO, 1.25%, 4/10/47 W	16,173,009	415,646
FRB Ser. 14-CR20, Class XA, IO, 1.155%, 11/10/47 W	56,191,359	1,629,549
FRB Ser. 14-CR17, Class XA, IO, 1.127%, 5/10/47 W	4,553,185	112,459
FRB Ser. 15-CR26, Class XA, IO, 1.077%, 10/10/48 W	43,193,518	1,466,722
FRB Ser. 15-LC21, Class XA, IO, 0.83%, 7/10/48 W	69,622,607	1,726,877
FRB Ser. 14-CR14, Class XA, IO, 0.722%, 2/10/47 W	23,994,490	332,816
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	402,000	406,580
Ser. 12-CR5, Class AM, 3.223%, 12/10/45	2,654,684	2,710,193
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 5.997%, 2/15/41 W	497,986	242,868
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.267%, 5/15/38 W	29,657	226

Short Duration Bond Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust
Ser. 15-C1, Class XA, IO, 0.968%, 4/15/50 W	$46,426,695	$1,180,306
FRB Ser. 18-CX12, Class XA, IO, 0.763%, 8/15/51 W	96,264,182	3,486,304
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.901%, 12/15/49 W	37,885,544	1,100,120
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.616%, 7/10/44 W	2,289,000	2,278,928
FRB Ser. 11-LC3A, Class D, 5.517%, 8/10/44 W	5,001,000	4,902,755
Ser. 11-LC2A, Class B, 4.998%, 7/10/44 W	2,201,000	2,199,676
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K109,
Class XAM, IO, 1.915%, 4/25/30 W	15,372,000	2,222,653
Multiclass Certificates Ser. 20-RR02, Class DX, IO,
1.816%, 9/27/28 W	18,093,000	2,158,220
Multifamily Structured Pass-Through Certificates FRB Ser. K739,
Class XAM, IO, 1.71%, 9/25/27 W	36,816,638	3,352,523
Multifamily Structured Pass-Through Certificates FRB Ser. K105,
Class X1, IO, 1.645%, 1/25/30 W	53,569,095	6,175,017
Multifamily Structured Pass-Through Certificates Ser. K738,
Class XAM, IO, 1.481%, 3/25/27 W	17,882,000	1,335,785
Multifamily Structured Pass-Through Certificates FRB Ser. KC06,
Class X1, IO, 1.03%, 6/25/26 W	33,545,000	997,494
Multifamily Structured Pass-Through Certificates FRB Ser. K740,
Class X1, IO, 0.846%, 9/25/27 W	48,670,069	2,121,558
Multifamily Structured Pass-Through Certificates Ser. KW10,
Class X1, IO, 0.773%, 9/25/29 W	62,121,322	2,839,566
Multifamily Structured Pass-Through Certificates FRB Ser. K100,
Class X1, IO, 0.77%, 9/25/29 W	22,132,023	1,072,297
Multifamily Structured Pass-Through Certificates FRB Ser. K737,
Class X1, IO, 0.751%, 10/25/26 W	67,439,807	2,034,592
Multifamily Structured Pass-Through Certificates FRB Ser. K048,
Class X1, IO, 0.359%, 6/25/25 W	248,674,200	2,286,858
FREMF Mortgage Trust 144A Ser. 15-K48, Class X2A, IO,
0.10%, 8/25/48	398,477,640	1,322,547
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.631%, 2/10/46 W	12,017,252	257,363
GS Mortgage Securities Corp., II 144A Ser. GC10, Class B,
3.682%, 2/10/46	3,478,000	3,500,120
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.155%, 1/10/47 W	748,000	635,800
FRB Ser. 14-GC22, Class C, 4.847%, 6/10/47 W	565,000	592,766
Ser. 12-GCJ7, Class AS, 4.085%, 5/10/45	7,064,000	7,261,792
FRB Ser. 13-GC12, Class XA, IO, 1.539%, 6/10/46 W	6,407,703	141,969
FRB Ser. 15-GC30, Class XA, IO, 0.877%, 5/10/50 W	31,981,654	821,273
FRB Ser. 14-GC24, Class XA, IO, 0.864%, 9/10/47 W	94,207,885	1,931,262
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.183%, 8/10/43 W	1,956,000	969,385
FRB Ser. 11-GC3, Class C, 5.558%, 3/10/44 W	1,099,962	1,096,442
FRB Ser. 11-GC3, Class D, 5.558%, 3/10/44 W	1,534,000	1,535,658
FRB Ser. 11-GC5, Class B, 5.478%, 8/10/44 W	3,315,000	3,310,329
Ser. 10-C1, Class B, 5.148%, 8/10/43	2,490,000	2,440,200

26 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	$4,377,000	$4,456,081
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	2,828,000	2,889,346
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.369%, 11/15/45 W	2,525,000	2,708,835
Ser. 13-C15, Class B, 4.927%, 11/15/45 W	5,507,000	5,930,345
FRB Ser. 13-C14, Class C, 4.847%, 8/15/46 W	709,000	649,189
FRB Ser. 14-C19, Class C, 4.831%, 4/15/47 W	6,420,000	6,774,410
Ser. 13-C17, Class AS, 4.458%, 1/15/47	241,000	254,065
FRB Ser. 13-C12, Class C, 4.236%, 7/15/45 W	3,977,000	4,103,228
FRB Ser. 15-C31, Class XA, IO, 0.98%, 8/15/48 W	16,410,523	512,594
FRB Ser. 14-C22, Class XA, IO, 0.98%, 9/15/47 W	7,501,841	177,434
JPMBB Commercial Mortgage Securities Trust 144A FRB
Ser. 13-C15, Class D, 5.369%, 11/15/45 W	5,100,000	5,254,590
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class B, 4.819%, 5/15/45 W	2,113,444	2,143,484
Ser. 13-C16, Class AS, 4.517%, 12/15/46	1,945,000	2,096,202
Ser. 12-C6, Class AS, 4.117%, 5/15/45	514,000	527,056
Ser. 12-CBX, Class A4, 3.483%, 6/15/45	1,857,219	1,879,088
FRB Ser. 16-JP2, Class XA, IO, 1.942%, 8/15/49 W	19,607,136	1,489,358
FRB Ser. 13-C10, Class XA, IO, 1.086%, 12/15/47 W	7,845,120	105,909
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.874%, 11/15/43 W	4,619,000	4,457,335
FRB Ser. 10-C2, Class D, 5.874%, 11/15/43 W	1,173,000	1,047,636
FRB Ser. 11-C5, Class D, 5.607%, 8/15/46 W	2,447,000	2,088,067
FRB Ser. 11-C4, Class C, 5.549%, 7/15/46 W	2,979,513	2,975,643
FRB Ser. 12-C6, Class E, 5.313%, 5/15/45 W	898,000	440,020
FRB Ser. 11-C3, Class B, 5.013%, 2/15/46 W	2,420,507	2,458,091
FRB Ser. 12-LC9, Class D, 4.566%, 12/15/47 W	173,000	168,669
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39 W	159,807	92,523
FRB Ser. 07-C2, Class XW, IO, 0.336%, 2/15/40 W	20,028	1
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class AS,
3.323%, 4/20/48 W	3,835,714	3,794,787
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 1.394%, 12/12/49 W	40,415	123
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 13-C13, Class AS, 4.266%, 11/15/46	4,699,000	5,016,136
FRB Ser. 13-C9, Class C, 4.16%, 5/15/46 W	1,400,000	1,429,667
Ser. 14-C16, Class AS, 4.094%, 6/15/47	5,103,000	5,419,840
Ser. 14-C15, Class A4, 4.051%, 4/15/47	4,287,000	4,639,994
Ser. 12-C6, Class B, 3.93%, 11/15/45	7,574,000	7,737,454
Ser. 13-C8, Class B, 3.694%, 12/15/48 W	6,856,000	7,074,590
Ser. 12-C6, Class AS, 3.476%, 11/15/45	2,007,000	2,066,453
Ser. 13-C9, Class AS, 3.456%, 5/15/46	2,585,000	2,661,232
FRB Ser. 13-C7, Class XA, IO, 1.462%, 2/15/46 W	24,917,027	405,824
FRB Ser. 14-C17, Class XA, IO, 1.23%, 8/15/47 W	5,667,641	148,220
FRB Ser. 15-C26, Class XA, IO, 1.162%, 10/15/48 W	54,434,751	1,863,138
FRB Ser. 17-C34, Class XA, IO, 0.925%, 11/15/52 W	76,415,190	3,112,177
FRB Ser. 16-C32, Class XA, IO, 0.836%, 12/15/49 W	100,158,301	3,226,500

Short Duration Bond Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 5.063%, 4/15/47 W	$3,802,000	$3,848,432
FRB Ser. 12-C5, Class E, 4.819%, 8/15/45 W	6,424,000	6,511,710
FRB Ser. 13-C9, Class D, 4.248%, 5/15/46 W	1,837,000	1,671,670
FRB Ser. 13-C7, Class XB, IO, 0.419%, 2/15/46 W	24,165,000	125,658
Morgan Stanley Capital I Trust
FRB Ser. 18-H4, Class XA, IO, 1.027%, 12/15/51 W	63,428,470	3,391,127
FRB Ser. 16-UB12, Class XA, IO, 0.893%, 12/15/49 W	30,502,168	893,268
FRB Ser. 18-L1, Class XA, IO, 0.68%, 10/15/51 W	79,416,007	2,575,223
Morgan Stanley Capital I Trust 144A
Ser. 12-C4, Class C, 5.599%, 3/15/45 W	245,060	234,407
FRB Ser. 11-C3, Class B, 5.434%, 7/15/49 W	4,995,000	5,015,719
Ser. 12-C4, Class B, 5.213%, 3/15/45 W	1,450,000	1,467,469
FRB Ser. 12-C4, Class XA, IO, 2.236%, 3/15/45 W	1,483,099	9,540
UBS Commercial Mortgage Trust
Ser. 12-C1, Class B, 4.822%, 5/10/45	2,000,000	2,030,830
Ser. 12-C1, Class AS, 4.171%, 5/10/45	1,500,000	1,536,420
FRB Ser. 17-C7, Class XA, IO, 1.18%, 12/15/50 W	12,630,616	637,811
FRB Ser. 18-C11, Class XA, IO, 0.927%, 6/15/51 W	20,068,605	899,073
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.199%, 8/10/49 W	3,183,000	3,169,686
FRB Ser. 12-C2, Class D, 5.044%, 5/10/63 W	279,000	187,229
Ser. 12-C3, Class AS, 3.814%, 8/10/49	3,715,000	3,841,656
FRB Ser. 12-C4, Class C4, 3.718%, 12/10/45 W	1,825,000	1,839,952
FRB Ser. 12-C2, Class XA, IO, 1.439%, 5/10/63 W	13,625,430	153,853
UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154%, 1/10/45	537,000	545,952
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.455%, 11/15/48 W	850,517	26
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.405%, 7/15/46 W	898,000	782,140
FRB Ser. 16-BNK1, Class XA, IO, 1.871%, 8/15/49 W	16,597,473	1,243,151
FRB Ser. 19-C50, Class XA, IO, 1.582%, 5/15/52 W	35,393,060	3,097,494
FRB Ser. 17-C41, Class XA, IO, 1.353%, 11/15/50 W	21,304,598	1,245,893
FRB Ser. 18-C48, Class XA, IO, 1.115%, 1/15/52 W	22,726,541	1,309,140
FRB Ser. 16-C37, Class XA, IO, 1.073%, 12/15/49 W	7,661,967	226,947
FRB Ser. 15-C27, Class XA, IO, 1.028%, 2/15/48 W	6,853,263	179,884
FRB Ser. 18-C44, Class XA, IO, 0.905%, 5/15/51 W	77,846,184	3,097,733
FRB Ser. 15-LC20, Class XB, IO, 0.628%, 4/15/50 W	10,567,000	188,727
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.405%, 7/15/46 W	964,000	482,000
WF-RBS Commercial Mortgage Trust
Ser. 12-C6, Class B, 4.697%, 4/15/45	3,112,993	3,183,552
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	1,257,000	1,357,329
FRB Ser. 14-C19, Class C19, 4.646%, 3/15/47 W	1,086,000	1,130,607
FRB Ser. 12-C10, Class C, 4.509%, 12/15/45 W	267,000	240,102
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	601,000	644,128
Ser. 12-C8, Class B, 4.311%, 8/15/45	3,580,000	3,704,298
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	404,000	427,525

28 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust
Ser. 13-C12, Class B, 3.863%, 3/15/48 W	$7,671,000	$7,958,695
Ser. 12-C9, Class B, 3.84%, 11/15/45	3,880,000	3,973,081
Ser. 12-C6, Class AS, 3.835%, 4/15/45	1,545,000	1,571,883
Ser. 12-C8, Class AS, 3.66%, 8/15/45	2,075,000	2,125,058
Ser. 13-C12, Class AS, 3.56%, 3/15/48	7,056,000	7,374,708
Ser. 13-C11, Class AS, 3.311%, 3/15/45	1,511,000	1,562,329
FRB Ser. 14-C22, Class XA, IO, 0.952%, 9/15/57 W	27,366,782	578,041
FRB Ser. 14-C23, Class XA, IO, 0.707%, 10/15/57 W	75,800,164	1,266,393
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class C, 5.848%, 11/15/44 W	3,486,000	3,503,471
Ser. 11-C4, Class D, 5.317%, 6/15/44 W	2,130,000	1,923,442
Ser. 11-C4, Class E, 5.317%, 6/15/44 W	40,000	28,034
FRB Ser. 12-C8, Class D, 5.047%, 8/15/45 W	2,373,000	2,230,620
		331,327,264
Residential mortgage-backed securities (non-agency) (15.8%)
Angel Oak Mortgage Trust 144A
Ser. 20-5, Class A3, 2.041%, 5/25/65 W	2,599,352	2,625,346
Ser. 20-6, Class A2, 1.591%, 5/25/65 W	1,777,562	1,786,805
Angel Oak Mortgage Trust I, LLC 144A Ser. 19-1, Class A3,
4.124%, 11/25/48 W	695,107	702,973
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.206%, 1/25/49 W	1,520,405	1,552,073
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	439,707	447,965
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 0.706%, 9/25/45	151,116	144,261
Bellemeade Re, Ltd. 144A
FRB Ser. 20-2A, Class M1A, (1 Month US LIBOR + 2.30%), 2.406%,
8/26/30 (Bermuda)	1,121,934	1,125,196
FRB Ser. 20-3A, Class M1A, (1 Month US LIBOR + 2.00%),
2.106%, 10/25/30	1,665,000	1,672,755
FRB Ser. 18-2A, Class M1C, (1 Month US LIBOR + 1.60%), 1.706%,
8/25/28 (Bermuda)	346,972	346,970
BRAVO Residential Funding Trust 144A
Ser. 19-NQM1, Class A3, 2.996%, 7/25/59 W	216,777	220,146
Ser. 20-NQM1, Class A3, 2.406%, 5/25/60 W	1,214,864	1,213,908
Ser. 21-B, Class A1, 2.115%, 4/1/69	5,913,070	5,923,571
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
2.80%, 5/25/35 W	150,232	156,044
COLT Funding, LLC 144A Ser. 19-4, Class A3, 2.988%, 11/25/49 W	1,667,395	1,677,194
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1,
1.853%, 3/25/65 W	1,453,230	1,465,438
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 0.726%, 4/25/35	118,374	102,014
Credit Suisse Mortgage Trust 144A FRB Ser. 20-RPL3, Class A1,
2.691%, 3/25/60 W	6,914,394	6,998,968
CSMC Trust 144A Ser. 20-RPL5, Class A1, 3.023%, 8/25/60 W	932,448	947,900
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1,
1.692%, 5/25/65	2,915,633	2,933,126

Short Duration Bond Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%),
3.106%, 11/25/28	$600,000	$602,945
FRB Ser. 19-1, Class M1B, (1 Month US LIBOR + 1.80%), 1.906%,
4/25/29 (Bermuda)	1,203,130	1,205,517
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.806%,
11/25/28 (Bermuda)	247,773	248,573
Ellington Financial Mortgage Trust 144A Ser. 20-1, Class A1,
2.006%, 5/25/65 W	5,163,916	5,239,073
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 5.659%, 7/25/28	7,212,525	7,592,312
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.256%, 11/25/28	907,990	948,720
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 5.106%, 12/25/28	393,882	417,037
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.906%, 5/25/28	201,390	208,973
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.856%, 10/25/24	42,718	43,165
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 4.806%, 4/25/28	14,823,858	15,365,928
Structured Agency Credit Risk Debt FRN Ser. 15-HQA1, Class M3,
(1 Month US LIBOR + 4.70%), 4.806%, 3/25/28	335,008	346,896
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.756%, 10/25/28	15,884,149	16,645,936
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 4.256%, 1/25/25	173,142	173,292
Structured Agency Credit Risk Debt FRN Ser. 14-HQ1, Class M3,
(1 Month US LIBOR + 4.10%), 4.206%, 8/25/24	623,517	630,727
Structured Agency Credit Risk Debt FRN Ser. 16-HQA4, Class M3,
(1 Month US LIBOR + 3.90%), 4.006%, 4/25/29	4,134,656	4,301,193
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 4.006%, 12/25/27	7,189,935	7,305,924
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.956%, 3/25/29	12,266,860	12,731,646
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3,
(1 Month US LIBOR + 3.80%), 3.906%, 3/25/29	9,743,462	10,142,386
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.856%, 9/25/24	496,720	510,154
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2,
(1 Month US LIBOR + 3.55%), 3.656%, 8/25/29	3,230,937	3,338,327
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2,
(1 Month US LIBOR + 3.45%), 3.556%, 10/25/29	9,927,808	10,307,450
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2B,
(1 Month US LIBOR + 3.45%), 3.556%, 10/25/29	2,054,000	2,111,128
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.356%, 7/25/29	2,819,469	2,925,180
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2,
(1 Month US LIBOR + 2.50%), 2.606%, 3/25/30	3,725,000	3,808,135

30 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2B,
(1 Month US LIBOR + 2.50%), 2.606%, 3/25/30	$2,457,000	$2,509,195
Structured Agency Credit Risk Debt FRN Ser. 17-HQA3, Class M2,
(1 Month US LIBOR + 2.35%), 2.456%, 4/25/30	1,110,920	1,127,258
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.756%, 1/25/49	3,511,309	3,579,697
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.556%, 3/25/49	1,081,271	1,099,518
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3,
(1 Month US LIBOR + 2.40%), 2.506%, 2/25/47	14,947,000	15,159,872
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.456%, 2/25/49	327,936	331,892
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M1, (1 Month US LIBOR + 1.30%), 1.406%, 9/25/50	116,597	116,597
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M2,
(1 Month US LIBOR + 1.25%), 1.356%, 2/25/47	1,731,380	1,734,817
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5,
Class M1, (US 30 Day Average SOFR + 1.30%), 1.31%, 10/25/50	447,151	447,151
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.056%, 8/25/28	1,930,396	2,054,477
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.856%, 8/25/28	7,024,125	7,455,479
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.106%, 9/25/28	4,612,563	4,871,200
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.006%, 10/25/28	170,142	179,316
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.806%, 4/25/28	4,903,793	5,199,063
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.656%, 4/25/28	2,977,133	3,138,893
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 5.406%, 10/25/28	1,626,674	1,711,458
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2,
(1 Month US LIBOR + 5.25%), 5.356%, 10/25/23	1,710,214	1,781,489
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.106%, 7/25/25	3,271	3,312
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.106%, 11/25/24	2,162,052	2,213,610
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.006%, 11/25/24	1,407,006	1,452,894
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 4.656%, 2/25/25	72,997	73,408
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.556%, 1/25/29	9,009,229	9,399,743
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2,
(1 Month US LIBOR + 4.40%), 4.506%, 1/25/24	2,263,998	2,318,555
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.456%, 5/25/29	2,968,102	3,089,738

Short Duration Bond Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.356%, 4/25/29	$6,018,746	$6,270,032
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.356%, 1/25/29	8,361,538	8,762,677
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.106%, 5/25/25	2,328,156	2,357,675
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.656%, 7/25/29	15,593,150	16,116,797
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.006%, 7/25/24	1,542,364	1,561,496
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 2.706%, 5/25/24	1,474,582	1,472,854
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2,
(1 Month US LIBOR + 2.60%), 2.706%, 5/25/24	2,267,663	2,291,111
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A,
(1 Month US LIBOR + 2.20%), 2.306%, 1/25/30	49,467	49,622
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2C,
(1 Month US LIBOR + 2.20%), 2.306%, 1/25/30	2,500,000	2,531,629
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3,
(1 Month US LIBOR + 1.35%), 1.456%, 9/25/29	5,847,691	5,873,275
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.356%, 7/25/29	6,000,000	6,000,936
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2,
(1 Month US LIBOR + 1.00%), 1.106%, 5/25/30	4,910,716	4,903,527
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.556%, 7/25/31	549,542	552,633
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.256%, 11/25/39	685,603	675,510
Connecticut Avenue Securities Trust FRB Ser. 19-R07, Class 1M2,
(1 Month US LIBOR + 2.10%), 2.206%, 10/25/39	1,217,764	1,224,852
First Franklin Mortgage Loan Trust FRB Ser. 06-FF15, Class A5,
(1 Month US LIBOR + 0.16%), 0.266%, 11/25/36	1,188,946	1,177,057
FWD Securitization Trust 144A Ser. 19-INV1, Class A3,
3.11%, 6/25/49 W	2,062,522	2,115,069
Galton Funding Mortgage Trust 144A
Ser. 18-2, Class A41, 4.50%, 10/25/58 W	152,838	154,177
Ser. 18-1, Class A43, 3.50%, 11/25/57 W	91,543	91,908
FRB Ser. 20-H1, Class A3, 2.674%, 1/25/60 W	2,054,805	2,067,942
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	4,087,433	4,168,030
GCAT, LLC 144A Ser. 19-NQM1, Class A2, 3.241%, 2/25/59	2,100,561	2,108,196
GS Mortgage-Backed Securities Trust 144A Ser. 20-NQM1,
Class A3, 2.352%, 9/27/60 W	1,301,343	1,311,103
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.36%), 0.466%, 5/25/36	505,338	175,525
Home Re, Ltd. 144A
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.706%,
10/25/28 (Bermuda)	580,625	580,622
FRB Ser. 21-1, Class M1B, (1 Month US LIBOR + 1.55%), 1.656%,
7/25/33 (Bermuda)	5,764,000	5,681,068

32 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Homeward Opportunities Fund I Trust 144A
Ser. 18-2, Class A2, 4.137%, 11/25/58 W	$828,430	$844,335
Ser. 20-2, Class A1, 1.657%, 5/25/65 W	1,661,653	1,663,137
Legacy Mortgage Asset Trust 144A
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	4,547,740	4,579,574
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	4,538,642	4,574,951
Ser. 21-GS1, Class A1, 1.892%, 10/25/66	4,890,832	4,906,972
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.783%, 2/25/35 W	63,685	66,014
MFRA Trust 144A Ser. 20-NQM1, Class A3, 2.30%, 8/25/49 W	2,582,781	2,626,187
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.934%, 8/26/47 W	1,315,000	1,264,971
New Residential Mortgage Loan Trust 144A
Ser. 19-NQM4, Class A3, 2.797%, 9/25/59 W	3,668,969	3,733,910
Ser. 19-NQM4, Class A2, 2.644%, 9/25/59 W	1,440,682	1,466,326
FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%),
1.006%, 1/25/48	391,554	394,846
Nomura Resecuritization Trust 144A FRB Ser. 15-8R, Class 4A1,
(1 Month US LIBOR + 2.00%), 2.259%, 11/25/47	82,296	82,176
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 1.656%, 7/25/28 (Bermuda)	164,210	164,278
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 4.106%, 4/25/27 (Bermuda)	145,779	146,203
Onslow Bay Financial, LLC Trust 144A Ser. 18-EXP1, Class 1A3,
4.00%, 4/25/48 W	605,665	619,702
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	1,589,032	1,599,447
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.156%, 10/25/34	200,000	198,429
Pretium Mortgage Credit Partners, LLC 144A
FRB Ser. 20-RPL1, Class A1, 3.819%, 5/27/60	1,459,288	1,469,442
Ser. 20-RPL2, Class A1, 3.179%, 6/27/69	1,512,643	1,517,097
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 3.306%,
2/25/29 (Bermuda)	1,570,000	1,573,963
FRB Ser. 19-2, Class M1B, (1 Month US LIBOR + 1.75%), 1.856%,
6/25/29 (Bermuda)	2,000,000	2,002,872
Residential Mortgage Loan Trust 144A
Ser. 19-3, Class A2, 2.941%, 9/25/59 W	1,012,752	1,032,138
Ser. 21-1R, Class A1, 0.859%, 1/25/65 W	681,807	679,718
Starwood Mortgage Residential Trust 144A
Ser. 19-1, Class A3, 3.175%, 6/25/49 W	1,775,872	1,784,348
Ser. 19-INV1, Class A2, 2.865%, 9/27/49 W	2,643,435	2,684,492
FRB Ser. 20-2, Class A1, 2.718%, 4/25/60 W	4,119,383	4,184,581
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 0.956%, 5/25/47	483,197	403,603

Short Duration Bond Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (30.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Triangle Re, Ltd. 144A
FRB Ser. 21-1, Class M1B, (1 Month US LIBOR + 3.00%), 3.106%,
8/25/33 (Bermuda)	$2,200,000	$2,202,985
FRB Ser. 21-2, Class M1A, (1 Month US LIBOR + 2.05%), 2.16%,
10/25/33 (Bermuda)	832,000	836,249
FRB Ser. 21-1, Class M1A, (1 Month US LIBOR + 1.70%), 1.806%,
8/25/33 (Bermuda)	5,500,000	5,453,800
VCAT Asset Securitization, LLC 144A Ser. 21-NPL1, Class A1,
2.289%, 12/26/50	945,370	947,200
Verus Securitization Trust 144A
Ser. 19-INV1, Class A2, 3.504%, 12/25/59 W	1,711,203	1,730,707
Ser. 19-2, Class A1, 3.211%, 5/25/59 W	148,621	148,904
Ser. 19-INV3, Class A3, 3.10%, 11/25/59 W	2,370,139	2,415,513
		350,516,295
Total mortgage-backed securities (cost $690,589,028)		$682,188,151

	Principal
ASSET-BACKED SECURITIES (4.9%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA
LIBOR USD 3 Month + 2.90%), 3.076%, 7/25/24	$4,234,000	$4,236,540
Cascade Funding Mortgage Trust 144A
FRB Ser. 19-HB1, Class HB1, 4.489%, 12/25/29 W	2,470,000	2,472,964
FRB Ser. 19-HB1, Class HB1, 3.257%, 12/25/29 W	2,600,000	2,608,840
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB5, Class M2,
1.847%, 2/25/31 W	2,500,000	2,502,185
Finance of America HECM Buyout 144A Ser. 21-HB1, Class M1,
1.588%, 2/25/31 W	3,100,000	3,103,720
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%),
1.006%, 10/25/53	2,178,000	2,178,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%),
0.906%, 11/25/53	1,312,000	1,312,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.906%, 6/25/52	1,338,000	1,337,164
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%),
0.86%, 4/25/55	3,717,000	3,717,000
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%),
0.806%, 2/25/55	3,212,000	3,212,000
Mortgage Repurchase Agreement Financing Trust FRB Ser. 20-4,
Class A1, (1 Month US LIBOR + 1.35%), 1.461%, 4/23/23	2,462,000	2,462,827
Mortgage Repurchase Agreement Financing Trust 144A FRB
Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%), 1.111%, 8/10/23	3,164,000	3,164,494
MRA Issuance Trust 144A
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%),
1.95%, 7/21/21	4,839,000	4,839,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%),
1.815%, 4/22/22	6,412,000	6,412,000
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.70%),
1.459%, 10/8/21	5,308,000	5,308,000

34 Short Duration Bond Fund

	Principal
ASSET-BACKED SECURITIES (4.9%)* cont.	amount	Value
MRA Issuance Trust 144A
FRB Ser. 20-12, Class A1X, (1 Month US LIBOR + 1.35%),
1.456%, 7/15/21	$4,344,000	$4,344,000
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%),
1.265%, 10/15/21	4,025,000	4,025,000
Nationstar HECM Loan Trust 144A Ser. 19-2A, Class M3,
3.131%, 11/25/29 W	4,500,000	4,490,748
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1,
Class A, (1 Month US LIBOR + 0.75%), 0.86%, 5/25/55	2,069,000	2,069,000
Provident Funding Mortgage Warehouse Securitization Trust 144A
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.806%, 2/25/55	2,759,000	2,759,000
RMF Buyout Issuance Trust 144A
Ser. 20-2, Class M1, 2.149%, 6/25/30 W	1,656,000	1,678,356
Ser. 20-HB1, Class A1, 1.719%, 10/25/50 W	1,773,809	1,785,693
Ser. 20-2, Class A, 1.706%, 6/25/30 W	2,988,507	3,002,852
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.856%, 9/7/21	4,248,000	4,248,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.606%, 10/10/21	4,403,000	4,403,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%),
1.476%, 12/10/21	4,989,000	4,989,000
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%),
0.91%, 4/25/22	6,308,000	6,308,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR + 0.70%),
0.806%, 3/25/54	3,879,000	3,879,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%),
0.756%, 1/26/54	3,879,000	3,879,000
Toorak Mortgage Corp., Ltd. 144A
Ser. 19-1, Class A1, 4.535%, 3/25/22 W	2,604,120	2,682,244
Ser. 20-1, Class A1, 3.25%, 3/25/23 W	5,990,000	6,057,789
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 0.706%, 1/25/46	289,617	288,111
Total asset-backed securities (cost $109,560,979)		$109,755,527

	Principal
U.S. TREASURY OBLIGATIONS (0.0%)*	amount	Value
U.S. Treasury Bonds 2.25%, 8/15/46 [i]	$135,000	$134,749
Total U.S. treasury obligations (cost $134,749)		$134,749

	Principal amount/
SHORT-TERM INVESTMENTS (14.0%)*	shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper
0.140%, 8/10/21	$4,000,000	$3,998,164
Fidelity National Information Services, Inc. commercial paper
0.310%, 5/27/21	5,000,000	4,999,340
Fidelity National Information Services, Inc. commercial paper
0.250%, 5/28/21	2,000,000	1,999,725
Fidelity National Information Services, Inc. commercial paper
0.230%, 5/4/21	5,000,000	4,999,917
General Motors Financial Co., Inc. commercial paper
0.280%, 5/3/21	5,000,000	4,999,873

Short Duration Bond Fund 35

	Principal amount/
SHORT-TERM INVESTMENTS (14.0%)* cont.		shares	Value
Intercontinental Exchange, Inc. commercial paper
0.421%, 6/22/21		$2,000,000	$1,999,292
LMA-Americas, LLC asset backed commercial paper
0.140%, 7/26/21		4,000,000	3,998,463
Nationwide Building Society commercial paper 0.110%, 5/26/21		4,000,000	3,999,653
PPG Industries, Inc. commercial paper 0.210%, 5/20/21		5,000,000	4,999,536
Putnam Short Term Investment Fund Class P 0.10% L	Shares	258,220,206	258,220,206
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	460,000	460,000
Suncor Energy, Inc. commercial paper 0.260%, 7/28/21		$5,000,000	4,996,922
U.S. Treasury Bills 0.056%, 5/25/21 ∆ §		1,200,000	1,199,996
U.S. Treasury Bills 0.010%, 6/29/21 ∆ §		3,100,000	3,099,926
U.S. Treasury Bills 0.041%, 6/1/21 §		1,300,000	1,299,990
U.S. Treasury Cash Management Bills 0.020%, 8/3/21 §		300,000	299,994
UDR, Inc. commercial paper 0.200%, 5/13/21		6,000,000	5,999,660
Total short-term investments (cost $311,569,821)			$311,570,657

TOTAL INVESTMENTS
Total investments (cost $2,195,630,376)	$2,208,371,376

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2020 through April 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,221,965,411.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $16,635,792, or 0.7% of net assets.

36 Short Duration Bond Fund

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $648,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $5,038,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$914,269,000	$32,914 E	$140,080	6/16/23	3 month USD-	0.30% —	$172,994
				LIBOR-BBA —	Semiannually
				Quarterly
392,959,000	929,348 E	(2,092,332)	6/16/26	0.95% —	3 month USD-	(1,162,984)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(1,952,252)				$(989,990)

E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/21 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB–/P	$2,939	$43,000	$12,173	5/11/63	300 bp —	$(9,213)
Index						Monthly
CMBX NA BBB–.6	BB–/P	5,604	93,000	26,328	5/11/63	300 bp —	(20,677)
Index						Monthly
CMBX NA BBB–.6	BB–/P	11,483	186,000	52,657	5/11/63	300 bp —	(41,081)
Index						Monthly
CMBX NA BBB–.6	BB–/P	10,944	192,000	54,355	5/11/63	300 bp —	(43,315)
Index						Monthly

Short Duration Bond Fund 37

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.6	B-/P	$16,784	$117,000	$55,704	5/11/63	500 bp —	$(38,822)
Index						Monthly
CMBX NA BB.7	B+/P	1,123	22,000	7,966	1/17/47	500 bp —	(6,825)
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BB–/P	282	3,000	849	5/11/63	300 bp —	(566)
Index						Monthly
CMBX NA BBB–.7	BB/P	38,436	520,000	103,584	1/17/47	300 bp —	(64,888)
Index						Monthly
Goldman Sachs International
CMBX NA A.7	A-/P	1,714	34,000	2,159	1/17/47	200 bp —	(433)
Index						Monthly
CMBX NA BBB–.6	BB–/P	216	2,000	566	5/11/63	300 bp —	(349)
Index						Monthly
CMBX NA BBB–.6	BB–/P	4,019	37,000	10,475	5/11/63	300 bp —	(6,437)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	B-/P	22,651	44,000	20,948	5/11/63	500 bp —	1,739
Index						Monthly
CMBX NA BB.7	B+/P	627,248	1,281,000	463,850	1/17/47	500 bp —	164,466
Index						Monthly
CMBX NA BBB–.6	BB–/P	639	2,000	566	5/11/63	300 bp —	74
Index						Monthly
Merrill Lynch International
CMBX NA BBB– .6	BB–/P	269	1,000	283	5/11/63	300 bp —	(13)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.7	A-/P	(6)	6,000	381	1/17/47	200 bp —	(385)
Index						Monthly
CMBX NA BB.6	B-/P	9,332	38,000	18,092	5/11/63	500 bp —	(8,728)
Index						Monthly
CMBX NA BB.6	B-/P	18,481	75,000	35,708	5/11/63	500 bp —	(17,165)
Index						Monthly
CMBX NA BBB–.6	BB–/P	729	11,000	3,114	5/11/63	300 bp —	(2,380)
Index						Monthly
Upfront premium received		772,893	Unrealized appreciation				166,279
Upfront premium (paid)		(6)	Unrealized (depreciation)				(261,277)
Total		$772,887	Total				$(94,998)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

38 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/21 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(297)	$40,000	$2,540	1/17/47	(200 bp) —	$2,230
					Monthly
CMBX NA BBB–.6 Index	(9,679)	152,000	43,031	5/11/63	(300 bp) —	33,276
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(3,989)	226,000	107,599	5/11/63	(500 bp) —	103,421
					Monthly
CMBX NA BB.7 Index	(52,019)	282,000	102,112	1/17/47	(500 bp) —	49,858
					Monthly
CMBX NA BB.7 Index	(42,273)	257,000	93,060	1/17/47	(500 bp) —	50,572
					Monthly
CMBX NA BBB–.6 Index	(49,505)	418,000	118,336	5/11/63	(300 bp) —	68,621
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(4,910)	48,000	22,853	5/11/63	(500 bp) —	17,902
					Monthly
CMBX NA BB.7 Index	(4,086)	27,000	9,777	1/17/47	(500 bp) —	5,668
					Monthly
CMBX NA BB.7 Index	(15,401)	94,000	34,037	1/17/47	(500 bp) —	18,558
					Monthly
CMBX NA BB.7 Index	(5,685)	28,000	10,139	1/17/47	(500 bp) —	4,430
					Monthly
CMBX NA BBB–.7 Index	(8,458)	104,000	20,717	1/17/47	(300 bp) —	12,207
					Monthly
CMBX NA BBB–.7 Index	(135)	2,000	398	1/17/47	(300 bp) —	263
					Monthly
CMBX NA BBB–.7 Index	(69)	1,000	199	1/17/47	(300 bp) —	130
					Monthly
CMBX NA BBB–.7 Index	(68)	1,000	199	1/17/47	(300 bp) —	131
					Monthly
JPMorgan Securities LLC
CMBX NA BBB–.7 Index	(96,488)	411,000	81,871	1/17/47	(300 bp) —	(14,822)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(58,463)	337,000	122,028	1/17/47	(500 bp) —	63,284
					Monthly
CMBX NA BBB–.7 Index	(82)	1,000	199	1/17/47	(300 bp) —	117
					Monthly

Short Duration Bond Fund 39

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	$(24,622)	$122,000	$44,176	1/17/47	(500 bp) —	$19,452
					Monthly
CMBX NA BB.7 Index	(15,619)	81,000	29,330	1/17/47	(500 bp) —	13,643
					Monthly
CMBX NA BB.7 Index	(15,083)	75,000	27,158	1/17/47	(500 bp) —	12,013
					Monthly
Upfront premium received	—	Unrealized appreciation				475,776
Upfront premium (paid)	(406,931)	Unrealized (depreciation)				(14,822)
Total	$(406,931)	Total				$460,954

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$109,755,527	$—
Corporate bonds and notes	—	1,104,722,292	—
Mortgage-backed securities	—	682,188,151	—
U.S. treasury obligations	—	134,749	—
Short-term investments	460,000	311,110,657	—
Totals by level	$460,000	$2,207,911,376	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$962,262	$—
Totals by level	$—	$962,262	$—

The accompanying notes are an integral part of these financial statements.

40 Short Duration Bond Fund

Statement of assets and liabilities 4/30/21 (Unaudited)

ASSETS
Investment in securities, at value, including (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,937,410,170)	$1,950,151,170
Affiliated issuers (identified cost $258,220,206) (Note 5)	258,220,206
Cash	3,301
Interest and other receivables	10,472,190
Receivable for shares of the fund sold	18,041,933
Receivable for investments sold	176
Unrealized appreciation on OTC swap contracts (Note 1)	642,055
Premium paid on OTC swap contracts (Note 1)	406,937
Total assets	2,237,937,968

LIABILITIES
Payable for investments purchased	7,193,814
Payable for shares of the fund repurchased	5,257,502
Payable for compensation of Manager (Note 2)	1,427,474
Payable for Trustee compensation and expenses (Note 2)	53,286
Payable for distribution fees (Note 2)	303,016
Payable for variation margin on centrally cleared swap contracts (Note 1)	80,739
Unrealized depreciation on OTC swap contracts (Note 1)	276,099
Premium received on OTC swap contracts (Note 1)	772,893
Collateral on certain derivative contract, at value (Notes 1 and 8)	594,749
Other accrued expenses	12,985
Total liabilities	15,972,557

Net assets	$2,221,965,411

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,206,983,118
Total distributable earnings (Note 1)	14,982,293
Total — Representing net assets applicable to capital shares outstanding	$2,221,965,411

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,357,780,167 divided by 132,232,524 shares)	$10.27
Offering price per class A share (100/97.75 of $10.27)*	$10.51
Net asset value and offering price per class B share ($964,418 divided by 94,054 shares)**	$10.25
Net asset value and offering price per class C share ($29,549,725 divided by 2,885,617 shares)**	$10.24
Net asset value, offering price and redemption price per class R share
($1,541,486 divided by 149,379 shares)	$10.32
Net asset value, offering price and redemption price per class R6 share
($8,158,745 divided by 791,281 shares)	$10.31
Net asset value, offering price and redemption price per class Y share
($823,970,870 divided by 80,117,975 shares)	$10.28

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 41

Statement of operations Six months ended 4/30/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $174,684 from investments in affiliated issuers) (Note 5)	$23,289,259
Total investment income	23,289,259

EXPENSES
Compensation of Manager (Note 2)	3,867,064
Distribution fees (Note 2)	1,760,167
Other	7,400
Total expenses	5,634,631
Expense reduction (Note 2)	(2,175)
Net expenses	5,632,456

Net investment income	17,656,803

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	1,916,958
Swap contracts (Note 1)	10,189,841
Total net realized gain	12,106,799
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	1,916,779
Swap contracts	(2,424,422)
Total change in net unrealized depreciation	(507,643)

Net gain on investments	11,599,156

Net increase in net assets resulting from operations	$29,255,959

The accompanying notes are an integral part of these financial statements.

42 Short Duration Bond Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/21*	Year ended 10/31/20
Operations
Net investment income	$17,656,803	$29,520,947
Net realized gain on investments	12,106,799	2,395,226
Change in net unrealized appreciation (depreciation)
of investments	(507,643)	3,773,900
Net increase in net assets resulting from operations	29,255,959	35,690,073
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(10,366,341)	(18,189,542)
Class B	(8,561)	(18,031)
Class C	(133,420)	(307,022)
Class M	—	(3,316)
Class R	(8,304)	(16,074)
Class R6	(79,441)	(124,636)
Class Y	(7,180,810)	(11,187,226)
Increase from capital share transactions (Note 4)	191,265,319	1,006,540,513
Total increase in net assets	202,744,401	1,012,384,739

NET ASSETS
Beginning of period	2,019,221,010	1,006,836,271
End of period	$2,221,965,411	$2,019,221,010

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	investment income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2021**	$10.21	.08	.06	.14	(.08)	—	(.08)	$10.27	1.40*	$1,357,780	.31*	.80*	9*
October 31, 2020	10.15	.20	.06	.26	(.20)	—	(.20)	10.21	2.61	1,208,656.62		1.89	19
October 31, 2019	10.01	.28[a]	.19	.47	(.32)	(.01)	(.33)	10.15	4.78	612,829.62		2.75	18
October 31, 2018	10.15	.27[a]	(.09)	.18	(.32)	—	(.32)	10.01	1.80	105,367.65		2.67	386[d]
October 31, 2017	10.04	.24[a]	.11	.35	(.24)	—	(.24)	10.15	3.60	74,649.65		2.40	256[d]
October 31, 2016	10.07	.21[a]	(.08)	.13	(.16)	—	(.16)	10.04	1.29	90,313.62		2.11	129[d]
Class B
April 30, 2021**	$10.20	.07	.05	.12	(.07)	—	(.07)	$10.25	1.20*	$964	.41*	.70*	9*
October 31, 2020	10.14	.18	.06	.24	(.18)	—	(.18)	10.20	2.41	1,327.82		1.70	19
October 31, 2019	10.00	.26[a]	.19	.45	(.30)	(.01)	(.31)	10.14	4.55	909.82		2.62	18
October 31, 2018	10.10	.25[a]	(.08)	.17	(.27)	—	(.27)	10.00	1.71	711.85		2.46	386[d]
October 31, 2017	10.00	.22[a]	.11	.33	(.23)	—	(.23)	10.10	3.34	1,212.85		2.19	256[d]
October 31, 2016	10.03	.19[a]	(.09)	.10	(.13)	—	(.13)	10.00	1.01	1,633.82		1.92	129[d]
Class C
April 30, 2021**	$10.18	.04	.06	.10	(.04)	—	(.04)	$10.24	1.02*	$29,550	.68*	.42*	9*
October 31, 2020	10.12	.12	.06	.18	(.12)	—	(.12)	10.18	1.85	30,751	1.37	1.17	19
October 31, 2019	9.98	.21[a]	.18	.39	(.24)	(.01)	(.25)	10.12	4.00	20,930	1.37	2.08	18
October 31, 2018	10.06	.19[a]	(.08)	.11	(.19)	—	(.19)	9.98	1.09	12,518	1.40	1.92	386[d]
October 31, 2017	9.95	.16[a]	.11	.27	(.16)	—	(.16)	10.06	2.71	15,086	1.40	1.64	256[d]
October 31, 2016	9.98	.13[a]	(.08)	.05	(.08)	—	(.08)	9.95	.53	19,601	1.37	1.37	129[d]
Class R
April 30, 2021**	$10.26	.07	.06	.13	(.07)	—	(.07)	$10.32	1.27*	$1,541	.43*	.66*	9*
October 31, 2020	10.20	.17	.07	.24	(.18)	—	(.18)	10.26	2.35	1,167.87		1.63	19
October 31, 2019	10.06	.27[a]	.17	.44	(.29)	(.01)	(.30)	10.20	4.49	426.87		2.64	18
October 31, 2018	10.19	.24[a]	(.08)	.16	(.29)	—	(.29)	10.06	1.58	341.90		2.41	386[d]
October 31, 2017	10.09	.24[a]	.09	.33	(.23)	—	(.23)	10.19	3.36	482.90		2.33	256[d]
October 31, 2016	10.00	.19[a]	(.10)	.09	—	—	—	10.09	.90	286.87		1.98	129[d]
Class R6
April 30, 2021**	$10.25	.10	.06	.16	(.10)	—	(.10)	$10.31	1.52*	$8,159	.18*	.92*	9*
October 31, 2020	10.19	.22	.07	.29	(.23)	—	(.23)	10.25	2.86	8,496.37		2.14	19
October 31, 2019	10.05	.29[a]	.20	.49	(.34)	(.01)	(.35)	10.19	5.01	4,326.37		2.87	18
October 31, 2018	10.21	.30[a]	(.09)	.21	(.37)	—	(.37)	10.05	2.08	635.40		2.94	386[d]
October 31, 2017	10.10	.27[a]	.11	.38	(.27)	—	(.27)	10.21	3.87	452.40		2.68	256[d]
October 31, 2016	10.13	.24[a]	(.09)	.15	(.18)	—	(.18)	10.10	1.55	530.37		2.38	129[d]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Short Duration Bond Fund	Short Duration Bond Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	investment income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
April 30, 2021**	$10.23	.10	.05	.15	(.10)	—	(.10)	$10.28	1.43*	$823,971	.18*	.92*	9*
October 31, 2020	10.16	.22	.08	.30	(.23)	—	(.23)	10.23	2.97	768,824.37		2.11	19
October 31, 2019	10.02	.30[a]	.19	.49	(.34)	(.01)	(.35)	10.16	5.03	365,277.37		3.01	18
October 31, 2018	10.19	.30[a]	(.10)	.20	(.37)	—	(.37)	10.02	1.99	84,601.40		2.95	386[d]
October 31, 2017	10.08	.27[a]	.11	.38	(.27)	—	(.27)	10.19	3.88	70,567.40		2.71	256[d]
October 31, 2016	10.11	.24[a]	(.09)	.15	(.18)	—	(.18)	10.08	1.55	64,053.37		2.39	129[d]

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

46 Short Duration Bond Fund	Short Duration Bond Fund 47

Notes to financial statements 4/30/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2020 through April 30, 2021.

Putnam Short Duration Bond Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital. The fund invests in a diversified portfolio of fixed income securities. The fund’s investments may include corporate credit, including investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans and structured credit; sovereign debt, including obligations of governments in developed and emerging markets; and securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. The fund normally maintains an effective duration of three years or less. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes. The fund may invest in securities that are purchased in private placements, which may be illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 Short Duration Bond Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Short Duration Bond Fund 49

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books.

50 Short Duration Bond Fund

Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $565,921 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $648,000 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Short Duration Bond Fund 51

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$8,372,629	$—	$8,372,629

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,197,998,352, resulting in gross unrealized appreciation and depreciation of $28,552,644 and $17,217,358, respectively, or net unrealized appreciation of $11,335,286.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.37% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

52 Short Duration Bond Fund

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.37% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,175 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,471, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

Short Duration Bond Fund 53

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,601,192
Class B	1.00%	0.45%	2,678
Class C	1.00%	1.00%	153,231
Class R	1.00%	0.50%	3,066
Total			$1,760,167

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,787 from the sale of class A shares and received $72 and $65 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $140 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$398,327,760	$165,951,329
U.S. government securities (Long-term)	—	—
Total	$398,327,760	$165,951,329

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	44,036,022	$451,640,007	107,544,196	$1,091,681,006
Shares issued in connection with
reinvestment of distributions	1,000,670	10,270,614	1,780,865	18,020,118
	45,036,692	461,910,621	109,325,061	1,109,701,124
Shares repurchased	(31,189,532)	(319,822,151)	(51,328,592)	(516,908,367)
Net increase	13,847,160	$142,088,470	57,996,469	$592,792,757

54 Short Duration Bond Fund

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	7,768	$79,416	94,862	$959,270
Shares issued in connection with
reinvestment of distributions	775	7,944	1,555	15,704
	8,543	87,360	96,417	974,974
Shares repurchased	(44,624)	(457,191)	(55,969)	(564,519)
Net increase (decrease)	(36,081)	$(369,831)	40,448	$410,455

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	716,192	$7,325,599	2,007,943	$20,313,238
Shares issued in connection with
reinvestment of distributions	12,919	132,237	29,778	300,189
	729,111	7,457,836	2,037,721	20,613,427
Shares repurchased	(863,728)	(8,834,958)	(1,085,452)	(10,927,757)
Net increase (decrease)	(134,617)	$(1,377,122)	952,269	$9,685,670

			YEAR ENDED 10/31/20*
Class M			Shares	Amount
Shares sold			18	$179
Shares issued in connection with reinvestment of distributions			—	—
			18	179
Shares repurchased			(211,391)	(2,137,154)
Net decrease			(211,373)	$(2,136,975)

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	79,645	$821,650	106,617	$1,089,032
Shares issued in connection with
reinvestment of distributions	780	8,040	1,313	13,349
	80,425	829,690	107,930	1,102,381
Shares repurchased	(44,835)	(462,091)	(35,882)	(367,815)
Net increase	35,590	$367,599	72,048	$734,566

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	184,813	$1,902,429	565,376	$5,755,879
Shares issued in connection with
reinvestment of distributions	7,687	79,441	12,360	125,628
	192,500	1,981,870	577,736	5,881,507
Shares repurchased	(229,842)	(2,367,028)	(173,611)	(1,754,908)
Net increase (decrease)	(37,342)	$(385,158)	404,125	$4,126,599

Short Duration Bond Fund 55

	SIX MONTHS ENDED 4/30/21		YEAR ENDED 10/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	38,778,770	$398,614,153	74,836,841	$759,129,895
Shares issued in connection with
reinvestment of distributions	688,048	7,072,022	1,104,343	11,198,333
	39,466,818	405,686,175	75,941,184	770,328,228
Shares repurchased	(34,531,244)	(354,744,814)	(36,694,952)	(369,400,787)
Net increase	4,935,574	$50,941,361	39,246,232	$400,927,441

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/20	cost	proceeds	income	of 4/30/21
Short-term investments
Putnam Short Term
Investment Fund*	$330,272,212	$337,224,632	$409,276,638	$174,684	$258,220,206
Total Short-term
investments	$330,272,212	$337,224,632	$409,276,638	$174,684	$258,220,206

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. In November 2020, this date was extended until June 30, 2023 for certain widely followed tenors (overnight and 1-, 3-, 6-, and 12-month U.S. dollar LIBOR). LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

56 Short Duration Bond Fund

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid-19. The outbreak of Covid-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared interest rate swap contracts (notional)	$1,221,800,000
OTC credit default contracts (notional)	$5,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$867,885	Payables	$867,885
Investments,
Receivables, Net
assets — Unrealized
Interest rate contracts	appreciation	962,262*	Payables	—
Total		$1,830,147		$867,885

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$9,337	$9,337
Interest rate contracts	10,180,504	$10,180,504
Total	$10,189,841	$10,189,841

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(27,921)	$(27,921)
Interest rate contracts	(2,396,501)	$(2,396,501)
Total	$(2,424,422)	$(2,424,422)

Short Duration Bond Fund 57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTC Credit default contracts - protection sold*#	—	—	—	—	—	—	—	—	—
OTC Credit default contracts - protection purchased*#	—	—	45,482	420,258	98,101	81,666	121,946	100,432	867,885
Total Assets	$—	$—	$45,482	$420,258	$98,101	$81,666	$121,946	$100,432	$867,885
Liabilities:
Centrally cleared interest rate swap contracts§	—	80,739	—	—	—	—	—	—	80,739
OTC Credit default contracts - protection sold*#	145,256	—	63,554	104,172	13,168	484,259	282	57,194	867,885
OTC Credit default contracts - protection purchased*#	—	—	—	—	—	—	—	—	—
Total Liabilities	$145,256	$80,739	$63,554	$104,172	$13,168	$484,259	$282	$57,194	$948,624
Total Financial and Derivative Net Assets	$(145,256)	$(80,739)	$(18,072)	$316,086	$84,933	$(402,593)	$121,664	$43,238	$(80,739)
Total collateral received (pledged)†##	$(145,256)	$—	$—	$316,086	$84,933	$(402,593)	$121,664	$—
Net amount	$—	$(80,739)	$(18,072)	$—	$—	$—	$—	$43,238
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$350,000	$110,000	$—	$134,749	$—	$594,749
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(174,000)	$—	$—	$—	$—	$(474,000)	$—	$—	$(648,000)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $5,038,000.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

58 Short Duration Bond Fund	Short Duration Bond Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Short Duration Bond Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Short Duration Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2021